TRUST FOR GOVERNMENT CASH RESERVES

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE, DATED JANUARY 31, 1999

At the March 22, 1999 shareholder meeting, shareholders approved the following:

        1) Elected seven Trustees.

        2) Ratified the selection of the Trust's independent auditors.

        3) Approved an Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Trust for Government Cash Reserves (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

                                                                  March 22, 1999

[Graphic]
Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 89833H108
G02543-03 (3/99)